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                                                                   EXHIBIT 10.22

                        REVOLVING CREDIT PROMISSORY NOTE


Nashville, Tennessee                                                  $5,000,000
July 19, 1999


         FOR VALUED RECEIVED, BANCTENN CORP., a Tennessee corporation (the "Borrower") promises and agrees to pay to the order of SunTrust Bank, Nashville, N.A., a national banking association, its successors, assigns or any subsequent holder of this Promissory Note (the "Lender") at its offices in Nashville, Tennessee, or at such other place as may be designated in writing by Lender, in lawful money of the United States of America in immediately available funds, the principal sum of up to Five Million Dollars ($5,000,000), or so much thereof as may be advanced from time to time, together with interest thereon and other amounts due as provided below. This Note shall mature on July 31, 2000 (the "Maturity Date")

         All advances hereunder shall bear interest from the date of such advance until such amount is due and payable at a rate of interest equal to ninety basis points (.90%) per annum above the LIBOR (as defined below) rate of interest. As used herein, "LIBOR" is defined as that certain interest rate derived by taking the London Interbank Offered Rate as quoted on the Telerate System and published daily (or on each business day) by Lender's Funds Management Desk for one-month periods. The interest rate on this Note shall be adjusted daily to reflect any changes in such LIBOR rate of interest.

         Beginning on September 30, 1999, and continuing on the last business day of December, March, and June, thereafter until the Maturity Date, Borrower shall pay to Lender all accrued interest, fees and any other charges hereon. No principal payments shall be due until the Maturity Date. On the Maturity Date, Borrower shall make a final payment in the amount equal to the sum of all outstanding principal, plus any and all accrued and unpaid interest and all other amounts due hereunder.

         As long as no Event of Default (as defined below) (or any event that would constitute an Event of Default upon the giving of notice or passage of time or both) has occurred, Borrower may borrow, repay, reborrow and repay hereunder until the Maturity Date; provided, however, that at no time shall the principal amount outstanding hereunder exceed the face amount of this Note. If such excess occurs, Borrower shall immediately pay to Lender all principal outstanding hereunder in excess of the face amount of this Note, plus all interest and other charges accrued on such excess.

         Lender and Borrower intend to conform strictly to applicable usury laws as presently in effect. Accordingly, Borrower and Lender agree that, notwithstanding anything to the contrary herein or in any agreement executed in connection with or as security for this Note, the sum of all consideration that constitutes interest under applicable law which is contracted for, charged, or received hereunder shall under no circumstance, including without limitation any circumstance in which the Note has been accelerated or prepaid, exceed the maximum lawful rate of interest permitted by applicable law. Any excess interest shall be credited on this Note, or, if this Note shall have been paid in full, refunded to Borrower, by the holder hereof.
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         Following the occurrence of any Event of Default (as defined below), whether or not any notice of such default has been delivered, principal and unpaid interest shall bear interest (both before and after judgement) until paid at a rate of interest equal to the higher or greater of: (a) the Applicable Formula Rate (as defined in the Tennessee Code Annotated ss. 47-14-102(2)), or
(b) such other lawful rate of interest permitted to be charged by other applicable laws or regulations, as amended or enacted from time to time (the "Default Interest").

         All amounts received for payment under this Note shall at the option of Lender be applied first to any unpaid expenses due Lender under this Note or under any other documents evidencing or securing the obligations of Borrower to Lender, then to the unpaid Default Interest, then to all other accrued but unpaid interest due under this Note and finally to the reduction of outstanding principal due under this Note.

         Time is of the essence of this Note.

         Any of the following events shall be considered an "Event of Default" hereunder:

                  (a) Principal and Interest Payments. Borrower fails to pay any installment of interest on this Note within five (5) days after the due date or Borrower fails to pay principal on this Note when due, or Borrower fails to pay any other amount hereunder or under any other agreement or document relating to or otherwise executed in connection with this Note within ten (10) calendar days after written notice from Lender, or

                  (b) Representations and Warranties. Any representation, warranty, statement (including financial statements) certification or data made or furnished by or on behalf of Borrower or by or on behalf of any Obligor (as defined below) in connection with this Note is incorrect in any material respect as of the date as of which the facts therein set forth were stated or certified; or

                  (c) Obligations. Borrower or any Obligor fails to perform any of the promises or obligations contained in or required by this Note or any other document or agreement relating to or otherwise executed in connection herewith and fails to cure such non-performance within twenty (20) days from the earlier of (i) its knowledge thereof or (ii) Lender's written notice thereof, or

                  (d) Involuntary Bankruptcy or Receivership Proceedings. Any of the following events or conditions occurs with respect to Borrower or any Obligor; (i) a receiver, custodian, liquidator, or trustee or itself or of any of its real, personal, tangible, intangible or mixed property or assets of Borrower or of any Obligor (the "Property") is appointed by the order or decree of any court or agency or supervisory authority having jurisdiction; or (ii) any Property is sequestered by court order, or (iii) a petition is filed under any state or federal bankruptcy, reorganization, debt arrangement, insolvency, readjustment or debt, dissolution, liquidation or receivership law of any jurisdiction, whether now or hereafter in effect and such petition is not dismissed or vacated within sixty (60) calendar days from the filing date of such petition; or


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                  (e)      Voluntary Petitions. Borrower or any Obligor files
         (or takes affirmative steps to prepare to file) a voluntary bankruptcy petition or other petition to seek relief under any provision of any bankruptcy, reorganization, debt arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction or consents to the filing of any such petition against it under any law; or

                  (f) Assignments for Benefit of Creditors, Etc. Borrower or any Obligor makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due, or consents to the appointment of a receiver, trustee, or liquidator of itself or of all or any part of its Property; or

                  (g) Discontinuance of Business, Etc. Borrower or any Obligor (i) discontinues its usual business, or (ii) commences to dissolve, wind-up or liquidate itself, or (iii) experiences a change of control of 25% or more of its voting stock; or

                  (h) Cross-Default on Other Debt or Security. Subject to any applicable grace period or waiver prior to any due date, Borrower or any Obligor fails to make any payment due on any material indebtedness, guaranty, endorsement, indemnity agreement, capital lease or other obligation, whether contingent or otherwise, (each, a "debt") or on any security (as "security" is defined for purposes of the federal securities laws) or any event shall occur or any condition shall exist with respect to any debt or security of Borrower or any Obligor, the effect of which is to cause or to permit any trustee or any holder of such debt or security to cause (whether or not such holder or trustee elects to cause) any or all of such debt or security to become due prior to its stated maturity or its regularly scheduled dates of payment.

         Upon the occurrence of an Event of Default under Section (d), (e), or
(f) above, the entire indebtedness evidenced hereby shall automatically be immediately due and payable, without notice, and upon the occurrence of any other Event of Default, at the option of Lender, the entire indebtedness evidenced hereby shall become due, payable and collectible then or thereafter, without notice, as Lender may elect, regardless of the Maturity Date.

         Lender may waive any Event of Default before or after the same has been declared and restore this Note to full force and effect without impairing any rights hereunder, such right of waiver being a continuing one, but one waiver shall not imply any additional or subsequent waiver.

         Borrower and any and all accommodation parties, endorsers, guarantors and other parties liable to this Note, and any and all general partners of Borrower (electively, the "Obligors") jointly and severally waive presentment for payment, protest, notice of protest, notice of nonpayment of this Note, demand and all legal diligence in enforcing collection, any discharge or defenses based on suretyship or impairment of collateral; and hereby expressly consent to (i) any and all delays, extensions, renewals or other modifications of this Note or any waivers of any term hereof, (ii) any release or discharge by Lender of any of the Obligators, (iii) any release, substitution or exchange of any security for the payment hereof, (iv) any failure to act on the part of Lender, and (vi) any indulgence shown by Lender from time to time (without notice or further assent from any of the Obligors) and hereby agree that no such action, failure to act or failure to exercise any right or remedy by Lender shall in any way affect or impair the obligations of any of the Obligors.


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         BORROWER HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTIONS OF THE COURTS
LOCATED IN DAVIDSON COUNTY, TENNESSEE, INCLUDING WITHOUT LIMITATION, FEDERAL COURTS SITTING THE MIDDLE DISTRICT OF TENNESSEE AND THE CHANCERY COURT FOR DAVIDSON COUNTY, TENNESSEE, FOR ANY SUIT BROUGHT OR ACTION COMMENCED IN CONNECTION WITH THIS NOTE, ANY DOCUMENTS EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR ANY RELATIONSHIP BETWEEN LENDER AND BORROWER, AND AGREES NOT TO CONTEST OR CHALLENGE VENUE IN ANY SUCH COURTS.

         Borrower irrevocably consents to the service of process of any such courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, return receipt requested, to Borrower at the address opposite its signature below or to such other address as Borrower may have furnished to Lender in writing, and agrees that such service shall become effective thirty (30) days after such mailing. However, nothing herein shall affect the right of Lender or Borrower to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Lender or Borrower in any jurisdiction.

         BORROWER HEREBY KNOWINGLY, WILLINGLY AND IRREVOCABLY WAIVES ITS RIGHTS TO DEMAND A JURY TRIAL IN ANY ACTION OR PROCEEDING INVOLVING THIS NOTE, ANY DOCUMENTS EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR ANY RELATIONSHIP BETWEEN BORROWER AND LENDER. BORROWER AGREES THAT LENDER MAY FILE AN ORIGINAL COUNTERPART OR COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF BORROWER'S EXPRESS WAIVER OF ITS RIGHT TO TRIAL BY JURY.

         In any action to enforce this Note, Borrower hereby irrevocably and unconditionally waives any and all rights under the laws of any state to claim or recover any special, exemplary, punitive, consequential or other changes other than actual direct damages.

         Borrower shall pay, or demand, all costs and expenses (including court costs, attorneys' fees and expenses) incurred by Lender in attempting to enforce or collect this Note, protect or enforce its rights under this Note or protect or collect on any security for the payment of this Note.

         This Note has been executed and delivered in, and shall be governed by and construed according to the laws of the State of Tennessee except to the extent pre-empted by applicable laws of the United States of America. If any provision of this Note should for any reason be invalid or unenforceable, the remaining provisions hereof shall remain in full force and effect.

         This Note may not be changed, extended or terminated except in writing signed by Borrower and Lender. No waiver of any term or provision hereof shall be valid unless in writing signed by Lender.


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         Executed this 19th day of July, 1999.

                                BANCTENN CORP.



                                By:    /s/ Colon A. Terrell, Jr.
                                       ----------------------------------
                                Title: President & CEO
                                       ----------------------------------


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                    FIRST AMENDMENT TO REVOLVING CREDIT NOTE

         THIS FIRST AMENDMENT TO THE REVOLVING CREDIT NOTE (the "First Amendment") is executed as of the 31st day of July 2000 by and between BANCTENN CORP. (the "Borrower") and SUNTRUST BANK (the "Lender").

                                    RECITALS:

         Borrower and Lender have executed that certain Revolving Credit Note (the "Note") dated July 31, 1999, in the original principal amount of $5,000,000.

         The Borrower and Lender desire to amend the Note as set forth herein.

         Terms not defined herein shall have the meanings ascribed to such terms in the Note.

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the Borrower and Lender agree that the Note shall be amended as follows:

         The Maturity Date is extended to July 31, 2001.

         Except as herein expressly amended, all other terms, provisions, agreements, representation and warranties in the Note remained unchanged and in full force and effect.

         Borrower reaffirms all of its duties, obligations, promises, agreements, representations and warranties set forth in the Note, as amended hereby.

         IN WITNESS WHEREOF, Borrower and Lender execute this First Amendment as of the day and date first set forth above.

                                    BORROWER:

                                    BANCTENN CORP.



                                    By:    /s/ Colon A. Terrell, Jr.
                                           ------------------------------------
                                    Title: President & CEO
                                           ------------------------------------


                                    LENDER:

                                    SUNTRUST BANK



                                    By:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


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